Exhibit 99.1

MarkWest Hydrocarbon, Inc. Investor Conference September 12 and 14, 2006 Houston and New York

Contact: Frank Semple, President and CEO Nancy Masten, Senior VP and acting CFO Andy Schroeder, VP Finance and Treasurer Phone: (866) 858-0482 Website: www.markwest.com Forward Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements, including those referring to future performance, growth, cash flow, income, dividends, coverage ratios, dividends, or other items or events, are reasonable, we can give no assurance that such expectations or the assumptions behind them will prove to be correct, or that projected performance or distributions will be achieved. The forward-looking statements involve a variety of risks and uncertainties, which are identified below and further discussed in the attached Appendix to this Presentation, which should be carefully reviewed and considered. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations and financial condition, include: Fluctuations and volatility of natural gas, NGL product and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations on our future financial or operational flexibility; Construction, procurement, and regulatory risks in MarkWest’s development projects; Hurricanes, fires, and other natural and accidental events impacting our operations; Terrorist attacks directed at MarkWest’s facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest’s operations and financials, including taxes; Failure to integrate recent or future acquisitions.

Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of EBITDA, Segment EBITDA and Distributable Cash Flow. We define EBITDA as net income or loss before interest; provision for income taxes; and depreciation and amortization expense. We define Segment EBITDA as segment revenue, net of purchased product costs and facility expenses. EBITDA and Segment EBITDA are not a measure of performance calculated in accordance with GAAP, and (ii) should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in our financial statements. EBITDA and Segment EBITDA are presented because such information is relevant and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of EBITDA and Segment EBITDA are useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that EBITDA and Segment EBITDA provide additional and useful information to our investors for trending, analyzing and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of EBITDA and Segment EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of expansion capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow, Segment EBITDA and EBITDA is net income. Please see the Appendix for our calculations of Segment EBITDA, EBITDA and page 22 for our calculation of Distributable Cash Flow along with the appropriate reconciliations.

Agenda Frank Semple – Overview and Strategy Andy Schroeder – Financial Performance Randy Nickerson – MWE Overview Randy Nickerson – NGL Marketing Andy Schroeder – Dividend Analysis Frank Semple – Closing Summary Q & A

Frank Semple Overview and Strategy

Founded in 1988, IPO in 1996 MWP (AMEX), 12 million shares outstanding 89.2% Ownership of MWE General Partner 15.3% Ownership of MWE limited units $40 million working capital facility 3.7% dividend yield 120 million gal/year NGL marketing business Keep whole frac spread margin substantially hedged through 1Q07 MarkWest Hydrocarbon Overview

MarkWest - Structure

- *MarkWest Hydrocarbon, Inc.*
- Ticker — MWP (AMEX)
- 12.0 million shares outstanding
- Price (9/8/06) — $26.12
- Market cap (9/8/06) — $312 million
  - Key assets:
    - 2.47 million units in MWE
    - 89.2% of MWE General Partner
    - Gas and natural gas liquid marketing

Owns 16.7% of

MarkWest Energy Partners, L.P.

- Ticker — MWE (AMEX)
- 16.2 million units outstanding
- Price (9/8/06) — $47.00
- Market cap (9/8/06) — $760 million
- Key assets:
  - Southwest
    - East Texas gathering system & processing plant acquired from ACET
    - W. Oklahoma gathering and processing systems
    - Lateral pipelines to power plants
    - 19 gathering systems
  - Gulf Coast
    - Javelina Processing Facility
    - Starfish Pipeline Company
  - Northeast
    - Largest gas processor in Appalachia
    - Plant and pipelines — western Michigan

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Business Strategy Provide sustainable dividends to our shareholders over the long-term by executing on all elements of the business strategy Provide Efficient Corporate Structure in Support of MWE and Marketing Business Effective control and financial reporting environment Maintain conservative capital and risk management strategy Continue to focus on SG&A reductions Optimize NGL Marketing Business Provide Durable Dividend to Shareholders Optimize realized fractionation (frac) spread through utilization of NGL storage, natural gas pre-delivery and hedging Restructure keep-whole contracts Support the Continued Growth of MWE Investment in units and GP provides alignment of interests Incentive Distribution Rights provide increasing value

Andy Schroeder Financial Performance

Business Strategy Provide sustainable dividends to our shareholders over the long-term by executing on all elements of the business strategy Provide Efficient Corporate Structure in Support of MWE and Marketing Business Effective control and financial reporting environment Maintain conservative capital and risk management strategy Continue to focus on SG&A reductions Optimize NGL Marketing Business Provide Durable Dividend to Shareholders Optimize realized fractionation (frac) spread through utilization of NGL storage, natural gas pre-delivery and hedging Restructure keep-whole contracts Support the Continued Growth of MWE Investment in units and GP provides alignment of interests Incentive Distribution Rights provide increasing value

Consolidating Income Statement

Six months ended June 30, 2006 (in millions):	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Revenues:				
Revenue	$ 164.3	$ 298.8	$ (35.6)	$ 427.5
Derivatives	(7.7)	(6.7)	-	(14.3)
Total Revenue	156.6	292.1	(35.6)	413.2
Purchased product costs	144.6	177.0	(23.6)	298.0
Facility expenses	10.5	29.5	(12.0)	27.9
Selling, general and administrative expenses	7.1	17.3	-	24.4
Depreciation	0.6	14.6	-	15.2
Amortization of intangible assets	-	8.0	-	8.0
Accretion of asset retirement and lease obligations	-	0.1	-	0.1
Operating income (loss)	(6.2)	45.7	-	39.5
Other income (expense):				
Equity in earnings in unconsolidated affiliates	-	2.2	-	2.2
Interest income	0.4	0.5	-	0.8
Interest expense	(0.2)	(21.7)	-	(21.8)
Amortization of deferred financing costs (a component of interest expense)	-	(1.6)	-	(1.6)
Dividend income	0.2	-	-	0.2
Miscellaneous income	0.1	3.6	-	3.7
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	(5.7)	28.6	-	22.9
Income tax benefit	(0.3)	(0.7)	0.5	(0.5)
Non-controlling interest in net income of consolidated subsidiary	-	-	(21.7)	(21.7)
Net income (loss)	$ (6.0)	$ 28.0	$ (21.2)	$ 0.7

Look at the cash flow from MWE

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MWP Standalone Segment EBITDA (unaudited, in millions; except per gallon data)3Q054Q051Q062Q06MarkWest Hydrocarbon:Marketing - NGL product sales (gallons)33.045.550.029.5Appalachia - NGL product sales (gallons)10.110.610.510.5Total Equity Gallons22.934.939.519.0Revenues:Revenue56.1$ 106.6$ 102.1$ 62.2$ Derivatives--(1.5)(6.2)Total Revenue56.1106.6100.656.0Purchased product costs57.898.892.052.6Facility expenses4.84.85.84.7Selling, general and administrative expenses2.62.93.04.1Segment EBITDA(9.1)0.1(0.2)(5.4)Adjustments:Derivative--1.56.2Non-cash shrink adjustment7.5(3.0)(4.2)(1.5)Non-cash SG&A0.6(0.4)0.80.9Adjusted Segment EBITDA(1.0)$ (3.3)$ (2.1)$ 0.2$ Realized Frac Spread per gallon0.21$ 0.09$ 0.09$ 0.42$ MarkWest Hydrocarbon Standalone

Consolidating Balance Sheet June 30, 2006Current assets:Cash and cash equivalents5.2$ 21.1$ -$ 26.3$ Marketable securities6.5--6.5Receivables21.575.6(10.2)86.9Inventories35.812.1-47.9Fair value of derivative instruments0.21.1-1.3Other current assets11.110.1-21.2Total current assets80.3120.0(10.2)190.1Property, plant and equipment, net5.5861.6-867.1Investment in and advances to other equity investee7.757.4(7.7)57.4Total assets93.5$ 1,039.0$ (17.9)$ 1,114.6$ Current liabilities:Accounts payable and accrued liabilities29.2$ 122.3$ (10.2)$ 141.3$ Fair value of derivative instruments7.87.9-15.7Deferred income taxes0.5--0.5Current portion of long term debt-0.5-0.5Total current liabilities37.5130.7(10.2)158.0Long-term debt-593.6-593.6Deferred income taxes17.31.9(0.5)18.7Non-controlling interest in consolidated subsidiary0.7-304.9305.6Fair value of derivative instruments-0.7-0.7Total liabilities55.5$ 726.9$ 294.2$ 1,076.6$ Total stockholders’ equity38.0312.1(312.1)38.0Total liabilities and stockholders’ equity93.5$ 1,039.0$ (17.9)$ 1,114.6$ Consolidated(unaudited, in millions)LIABILITIES AND STOCKHOLDERS’ EQUITYASSETSMarkWest Hydrocarbon StandaloneMarkWest Energy PartnersConsolidating Entries

Business Strategy – Power of the IDR Percent of MWE Distributions received by GP (including IDRs)0.0%5.0%10.0%15.0%20.0%25.0%30.0%35.0%40.0%45.0%50.0%$2.00 $2.20 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00 $7.50 $8.00 $8.50 $9.00 $9.50 $10.00 $10.50 $11.00 $11.50 $12.00 $12.50 $13.00 Annual Distribution per Limited Unit

Randy Nickerson MWE Overview

Business Strategy Provide sustainable dividends to our shareholders over the long-term by executing on all elements of the business strategy Provide Efficient Corporate Structure in Support of MWE and Marketing Business Effective control and financial reporting environment Maintain conservative capital and risk management strategy Continue to focus on SG&A reductions Optimize NGL Marketing Business Provide Durable Dividend to Shareholders Optimize realized fractionation (frac) spread through utilization of NGL storage, natural gas pre-delivery and hedging Restructure keep-whole contracts Support the Continued Growth of MWE Investment in units and GP provides alignment of interests Incentive Distribution Rights provide increasing value

§§Foss Lake Gathering System Acquired December 2003 167 miles of gathering pipeline Gas processing plant 90 MMcf/d capacity Lubbock Lateral System Acquired September 2003 68 mile gas pipeline 100 MMcf/d capacity Starfish Pipeline Company Acquired March 2005 Offshore gas gathering systems West Cameron dehydration Javelina Company Acquired November 2005 Gas processing, fractionation and transportation facilities Appalachia 5 processing plants with 352 MMcf/d capacity NGL fractionation plant 136 mile NGL pipeline 11 million gallon NGL storage facility Carthage Gathering & Processing System Acquired July 2004 230 miles of gathering 400 MMcf/d capacity 200 MMcf/d processing plant in service January 1, 2006 Michigan Crude Oil Pipeline and Natural Gas System Crude oil pipeline acq. Dec. 2003 250 mile intrastate pipeline 90 mile natural gas pipeline Gas processing plant Niagaran Reef production Pinnacle Gathering Systems Acquired March 2003 17 gas gathering systems 3 lateral gas pipelines Grow MWE - DiversifiedPortfolio of Quality Assets

“MarkWest Energy Named #1 in Natural Gas Customer Satisfaction” EnergyPoint Research, Inc 2006 Customer Satisfaction Survey

Business Strategy

Grow MWE - Expansion CapEx


($ in millions)
$0
$2
$29
$69
$92
$80 to $150
2002
2003
2004
2005
2006
2007 Prelim.

Expansion Projects

$100 million in organic growth projects since IPO with $92 million currently targeted for 2006

2006 Plan


$10 Appalachia
$20 Oklahoma
$22 East Texas
$22 Other SW
$5 Javelina
$13 Starfish

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($ in millions) ($ in millions) EBITDAGrow MWE - Diversified Growth Strategy Over 1300% Growth since IPO (annualized) $10.9$16.4$43.6$60.8$74.6$149.2 20022003200420056 months ended June30, 2006 (annualized)$111$243$4402002200320042005

Grow MWE – 12 Distribution Increases Since IPO



84% Distribution Growth since IPO
(15% CAGR)
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.50
$0.50
$0.52
$0.58
$0.58
$0.64
$0.67
$0.69
$0.74
$0.76
$0.78
$0.80
$0.80
$0.82
$0.82
$0.87
$0.92
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2002
2003
2004
2005
2006
Common Unit Distribution

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Investor Conference September 2006

IPO Present Unit Price $20.50 $47.65 +132% Annualized Distribution $2.00 $3.68 +84% EBITDA(1) $10.9 million $149.2 million +1369% Total Assets$85.9 million $1,039.0 million 1110% From year ended December 31, 2002 to six months ended June 30, 2006, annualized. MWE Acquisition Success Drives its Growth

MWE Distribution Coverage 3 Months Ended 6/30/06$ millionsNet income14.1$ Plus:Depreciation and amortization11.4Other4.8Less:Sustaining capital expenditures(0.6)Distributable cash flow (DCF)29.7$ Actual distributions paid$18.7DCF / Actual distribution coverage ratio1.59xUnits outstanding16.2million

Performance or projections, and the assumptions behind them, involve a variety of risks and uncertainties, which could cause actual results to vary significantly from those expressed. Please refer to page 1 – Forward Looking Statement and the Appendix, both of which identify and discuss in greater detail significant risks and uncertainties. Grow MWE - Distribution Coverage Sensitivity MarkWest Energy Partners is a midstream provider and because of its contract mix has exposure to commodity price volatility. In response to analysts’ questions about the impact on distributable cash flow and coverage ratio, we want to put this sensitivity into perspective. As indicated in the following assumptions, MWE’s distributable cash flow is reasonably resilient to large swings in commodity prices. Crude declines to $55/barrel in 2009 MWE does not hedge in 2009 Oklahoma processing margins decline to $0.30/mcf MWE can increase its annualized distribution by over 20% to $4.44/unit (up from the current $3.68/unit) and still maintain a 2009 coverage ratio in excess of 1.0x

Business Strategy Provide sustainable dividends to our shareholders over the long-term by executing on all elements of the business strategy Provide Efficient Corporate Structure in Support of MWE and Marketing Business Effective control and financial reporting environment Maintain conservative capital and risk management strategy Continue to focus on SG&A reductions Optimize NGL Marketing Business Provide Durable Dividend to Shareholders Optimize realized fractionation (frac) spread through utilization of NGL storage, natural gas pre-delivery and hedging Restructure keep-whole contracts Support the Continued Growth of MWE Investment in units and GP provides alignment of interests Incentive Distribution Rights provide increasing value

NGL Marketing Business

- NGL marketing
  - Approximately 120 million equity gallons sold annually
  - Fees paid to MarkWest Energy approximately $22 million annually
  - Producer contract restructured in late 2004
  - Hedges in place through Q1 2007
- Producer contracts
  - More than 300 keep-whole gas processing agreements with producers
  - Retained all keep-whole processing agreements for Equitable gas not processed at Maytown (approximately 25% of the gas processed in Appalachia)
  - Buys approximately 25% of shrink gas from Equitable at an NGL based price
  - Retained all operating agreements with Columbia Gas, which give MarkWest the right to operate its plants
- MarkWest Energy contracts
  - At MarkWest Energy IPO Hydrocarbon entered into a series of agreements (Gas Processing; Fractionation, Storage and Loading; Liquids Transportation; and Liquids Purchase) to provide a baseline of fee-based business for MWE
  - Maytown gallons are sold by Hydrocarbon at no mark-up

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Andy Schroeder Financial Strategy

Business Strategy Provide sustainable dividends to our shareholders over the long-term by executing on all elements of the business strategy Provide Efficient Corporate Structure in Support of MWE and Marketing Business Effective control and financial reporting environment Maintain conservative capital and risk management strategy Continue to focus on SG&A reductions Optimize NGL Marketing Business Provide Durable Dividend to Shareholders Optimize realized fractionation (frac) spread through utilization of NGL storage, natural gas pre-delivery and hedging Restructure keep-whole contracts Support the Continued Growth of MWE Investment in units and GP provides alignment of interests Incentive Distribution Rights provide increasing value

Hydrocarbon Dividend History



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.52
$0.58
$0.58
$0.64
$0.67
$0.69
$0.74
$0.76
$0.78
$0.80
$0.80
$0.82
$0.82
$0.87
$0.92
$0.03
$0.03
$0.05
$0.08
$0.10
$0.10
$0.13
$0.13
$0.18
$0.24
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
MWE Quarterly per Unit Distribution
MWP Regular Quarterly per Share Cash Dividend

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Dividend Durability Performance or projections, and the assumptions behind them, involve a variety of risks and uncertainties, which could cause actual results to vary significantly from those expressed. Please refer to page 1 – Forward Looking Statement and the Appendix, both of which identify and discuss in greater detail significant risks and uncertainties. Proforma basis assuming NOLs fully utilized (estimated second half 2006) Assumes Standalone segment is break-even for income tax purposes MWE Quarterly per unit distribution rate 0.92 $ 0.96 $ 1.00 $ 1.04 $ 1.08 $ Quarterly Cash to MWP (millions): Limited units 2.3 $ 2.4 $ 2.5 $ 2.6 $ 2.7 $ GP & IDR 3.4 $ 4.0 $ 4.6 $ 5.1 $ 5.7 $ 5.7 $ 6.4 $ 7.0 $ 7.7 $ 8.4 $ x4 x4 x4 x4 x4 Annualized cash 22.7 $ 25.4 $ 28.1 $ 30.8 $ 33.5 $ Cash income taxes (8.9) $ (9.8) $ (10.7) $ (11.6) $ (12.5) $ After-tax cash flow 13.8 $ 15.6 $ 17.4 $ 19.2 $ 21.0 $

Significant Value Creation since Formation of MWE Effective Financial Reporting and Control Environment Continue to be Key Priorities Optimization of NGL Marketing Business and Effective Risk Management Execution Continue to be Critical Components of the Business Plan Strong Alignment with MWE Growth Strategy Well Positioned to Deliver Sustainable Dividend Growth Closing Summary

Q&A

Thank You 1515 Arapahoe, Tower 2 Suite 700, Denver, CO 80202 303-290-8700 Investor Relations, toll free: 866-858-0482 Email: investorrelations@markwest.com For additional information and/or to be added to our email notifications, visit: www.markwest.com

Appendix

You should carefully consider each of the risks described below, together with all of the other information contained in the MarkWest Energy Partners, L.P.’s (the “Partnership”) and MarkWest Hydrocarbon, Inc.’s (the “Company”, and singularly or collectively “MarkWest” “us”, “our” or “we”) Form 10-K’s for fiscal year 2005, and contained in the Partnership’s Form S-1Registration Statement as filed with the Securities and Exchange Commission on July 13, 2006, which documents identify and discuss in greater detail significant risks and uncertainties and other factors that could cause actual results to vary significantly from those expressed in this presentation. If any of the following risks develop into actual events, our business, financial condition or results of operations could be materially adversely affected and all or part of any investment in MarkWest could be lost. Appendix – Risk Factors

Appendix – Risk Factors The Partnership may not have sufficient cash after the establishment of cash reserves and payment of the general partner's fees and expenses to enable it to pay distributions at the current level. The Company may not have sufficient cash after the establishment of cash reserves and payment of fees, expenses, and taxes, to enable it to pay dividends at the current level. If MarkWest does not make acquisitions on economically acceptable terms, future growth will be limited. If MarkWest is unable to successfully integrate recent or future acquisitions, future financial performance may suffer. Growing the business by constructing new pipelines and processing and treating facilities subjects us to construction risks and risks that natural gas supplies will not be available upon completion of the facilities. Our substantial debt and other financial obligations could impair our financial condition, results of operations and cash flows, and our ability to fulfill our debt obligations. A significant decrease in natural gas production in our areas of operation would reduce our ability to make distributions to our unitholders. We depend on third parties for the natural gas and refinery off-gas we process, and the NGLs we fractionate at our facilities, and a reduction in these quantities could reduce our revenues and cash flow. We derive a significant portion of our revenues from our gas processing, transportation, fractionation and storage agreements with MarkWest Hydrocarbon, and its failure to satisfy its payment or other obligations under these agreements could reduce our revenues and cash flow. The fees charged to third parties under our gathering, processing, transmission, transportation, fractionation and storage agreements may not escalate sufficiently to cover increases in costs. The agreements may not be renewed or may be suspended in some circumstances. We are exposed to the credit risks of our key customers, and any material nonpayment or nonperformance by our key customers could reduce our ability to make distributions to our unitholders. We may not be able to retain existing customers, or acquire new customers, which would reduce our revenues and limit our future profitability. Our profitability is affected by the volatility of NGL product and natural gas prices. Our commodity derivative activities may reduce our earnings, profitability and cash flows.

Appendix – Risk Factors We have found material weaknesses in our internal controls that require remediation and concluded, pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, that our internal controls over financial reporting at December 31, 2005, 2004 and 2003, were not effective. If we fail to remediate any material weaknesses, we could be unable to provide timely and reliable financial information, which could have a material adverse effect on our business, results of operations or financial condition. We are subject to operating and litigation risks that may not be covered by insurance. Transportation on certain of our pipelines may be subject to federal or state rate and service regulation, and the imposition and/or cost of compliance with such regulation could adversely affect our profitability. If we are unable to obtain new rights-of-way or the cost of renewing existing rights-of-way increases, then we may be unable to fully execute our growth strategy and our cash flows could be adversely affected. We are indemnified for liabilities arising from an ongoing remediation of property on which our facilities are located and our results of operation and our ability to make payments of principal and interest on the notes could be adversely affected if the indemnifying party fails to perform its indemnification obligation. Our business is subject to federal, state and local laws and regulations with respect to environmental, safety and other regulatory matters, and the violation of, or the cost of compliance with, such laws and regulations could adversely affect our profitability. The amount of gas we process, gather and transmit, or the crude oil we gather and transport, may be reduced if the pipelines to which we deliver the natural gas or crude oil cannot, or will not, accept the gas or crude oil. Our business would be adversely affected if operations at any of our facilities were interrupted. Due to our lack of asset diversification, adverse developments in our gathering, processing, transportation, transmission, fractionation and storage businesses would reduce our ability to make distributions to our unitholders. As a result of damage caused by Hurricanes Katrina and Rita in the Gulf of Mexico and Gulf Coast regions, insurance costs related to oil and gas assets in these regions have increased significantly. We may be unable to obtain insurance on our interest in Starfish at rates we consider reasonable.

Reconciliation of MWP Standalone Segment EBITDA to Net Income(unaudited, in millions)3Q054Q051Q062Q06 Segment EBITDA (9.1)$ 0.1$ (0.2)$ (5.4)$ Dividend income 0.10.10.10.1 Interest income 0.20.10.20.2 Miscellaneous income (expense) -(0.3)0.1- EBITDA (8.8)-0.2(5.1) Depreciation & amortization (0.2)(0.2)(0.2)(0.4) Interest expense -(0.1)(0.1)(0.1) Amortization of deferred financing costs (0.1)--- Income tax benefit (expense) 2.9(1.1)(0.4)0.1 Net income (loss) (6.2)$ (1.4)$ (0.5)$ (5.5)$ MarkWest Hydrcarbon Standalone